 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2002

UNITED BANCSHARES, INC.

(Exact name of Registrant as specified in its Charter)

Ohio	000-29283	34-1516518
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)
100 S. High Street, Columbus Grove, Ohio	45830-1241
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:		(419) 659-2141

N/A

(Former name or former address, if changed since last report)

Item 5.  Other Events

On April 24, 2002, United Bancshares, Inc. adjourned its Annual Meeting of Shareholders until May 7, 2002 in order that the Company could fully tabulate the votes received with respect to certain items placed before the shareholders at the meeting.  All matters placed before the shareholders at the Annual Meeting of Shareholders were approved by the requisite number of shareholders.  The following reflects the votes received with respect to each matter placed before the shareholders on April 24, 2002 and on the adjourned meeting date of May 7, 2002:

Proposal 1

To elect the following nominees to the Board of Directors:

FOR

AGAINST

Robert L. Dillhoff

3,034,873

154,108

Joe S. Edwards, Jr.

3,053,803

135,178

Thomas J. Erhart

2,969,010

219,971

P. Douglas Harter

3,046,386

142,595

E. Eugene Lehman

2,954,179

234,802

Carl L. McCrate

2,931,587

257,394

John P. Miller

3,004,593

184,388

William R. Perry

3,041,745

147,236

James N. Reynolds

3,041,283

147,698

H. Edward Rigel

3,053,803

135,178

David P. Roach

3,037,638

151,343

Daniel W. Schutt

3,017,612

171,369

Proposal 2

For the Amendment of the Articles of Incorporation:

a.

RESOLVED, that Article IX of the Articles of Incorporation be amended to eliminate Cumulative voting rights of the shareholders.

For:

2,476,621

Against:

246,885

Abstain:

56,029

b.

RESOLVED that a new Article XI be added to eliminate pre-emptive rights of the Shareholders.

For:

2,474,602

Against:

252,348

Abstain:

52,585

c.

RESOLVED, that the Articles of Incorporation of United Bancshares, Inc. be amended and restated in its entirety in accordance with the amendments approved by the shareholders of the Company at the 2002 Annual Meeting of Shareholders, and any adjournments thereof, which Amended and Restated Articles of Incorporation shall supercede all former Articles of Incorporation.

For:

2,918,749

Against:

211,172

Abstain:

59,060

Proposal 3

To adjourn the 2002 Annual Meeting of Shareholders:

RESOLVED, that the 2002 Annual Meeting of Shareholders be adjourned following the report of the Judges of Election on the election of the Directors and on the proposals relating to the amendment and restatement of the Articles of Incorporation; and that the 2002 Annual Meeting be adjourned until May 7, 2002 for the purpose of tabulating votes relating to the adoption of new Regulations of the Company.

For:

100%

Against:

0

Abstain:

0

Proposal 4

To adopt new Regulations of the Company:

a.

RESOLVED, provided that each of the following seven Resolutions addressing particular provisions of the Regulations are adopted by the shareholders at the 2002 Annual Meeting of Shareholders, the Regulations in the form presented to the shareholders of the Company in the Proxy Statement for the 2002 Annual Meeting of Shareholders, are hereby adopted as the Regulations of United Bancshares, Inc., which Regulations shall supercede all former Regulations or Codes of Regulations.

For:

2,486,083

Against:

211,457

Abstain:

101,306

b.

RESOLVED, that the provisions of the Company’s regulations concerning quorum requirements for shareholder meetings be amended such that the shareholders present at a meeting, in person or by proxy, constitute a quorum.

For:

2,526,758

Against:

219,003

Abstain:

53,085

c.

RESOLVED, that the provisions of the Company’s regulations concerning voting by shareholders by proxy be eliminated from the regulations and that such matters be governed by Ohio corporate law.

For:

2,517,007

Against:

230,842

Abstain:

50,997

d.

RESOLVED, that the provisions of the Company’s regulations concerning the delivery of financial statements to shareholders be eliminated from the regulations and that such matters be governed by Ohio corporate law.

For:

2,908,203

Against:

232,487

Abstain:

55,021

e.

RESOLVED, that the provisions of the Company’s regulations concerning shareholder and director actions without a meeting be eliminated and that such matters be governed by Ohio corporate law.

For:

2,525,386

Against:

216,705

Abstain:

56,755

f.

RESOLVED, that the provisions of the Company’s regulations concerning the procedure by which a shareholder may nominate a person for election to the Board of Directors be amended to require that such nominations be received by the Company at least 45 days prior to the corresponding date for the preceding year’s annual meeting.

For:

2,532,444

Against:

207,537

Abstain:

58,865

g.

RESOLVED, that the provisions of the Company’s regulations concerning the quorum requirements for directors meetings be eliminated and that such matters be governed by Ohio corporate law.

For:

2,508,898

Against:

229,275

Abstain:

60,673

h.

RESOLVED, that the provisions of the Company’s regulations concerning compensation of the directors of the Company be eliminated and that such matters be governed by Ohio corporate law.

For:

2,910,690

Against:

232,274

Abstain:

52,747

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

United Bancshares, Inc.

Date: May 10, 2002	By: /s/ E. Eugene Lehman
E. Eugene Lehman President, CEO